                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.__)


[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                    SALOMON BROTHERS HIGH INCOME FUND II INC

                (Name of Registrant as Specified In Its Charter)



Payment  of Filing Fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):


          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


          ---------------------------------------------------------------------

     (5)  Total fee paid:


          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


          ---------------------------------------------------------------------

     (3)  Filing Party:


          ---------------------------------------------------------------------

     (4)  Date Filed:


          ---------------------------------------------------------------------

                   SALOMON BROTHERS HIGH INCOME FUND II INC
                  125 BROAD STREET, NEW YORK, NEW YORK 10004




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                  June 28, 2002



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers High Income Fund II Inc (the "Fund") will be held at 388 Greenwich Street, 26th Floor, Conference Room O, New York, New York, on Thursday, August 8, 2002 at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

       1. The election of Directors (Proposal 1); and

       2. Any other business that may properly come before the Meeting.

     The close of business on June 20, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,



                                      Christina T. Sydor
                                      Secretary



--------------------------------------------------------------------------------

   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                            REGISTRATION                                         VALID SIGNATURE
                            ------------                                         ---------------
   CORPORATE ACCOUNTS
   ------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
   --------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                    SALOMON BROTHERS HIGH INCOME FUND II INC

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ----------------

                                PROXY STATEMENT


     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers High Income Fund II Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 388 Greenwich Street, 26th Floor, Conference Room O, New York, New York, on Thursday, August 8, 2002 at 3:30 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about June 28, 2002. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on June 20, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On June 20, 2002, there were 71,760,662.1160 shares of the Fund's common stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 388 Greenwich Street, New York, New York 10013, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2005 Annual Meeting of Stockholders, one Class II Director to hold office until the year 2003 Annual Meeting of Stockholders, and one Class III Director to hold office until the year 2004 Annual Meeting of Stockholders, or thereafter in each case when their respective successors are duly elected and qualified. The terms of office of the remaining Class II and Class III Directors expire at the year 2003 and 2004 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees for election are currently members of the Fund's Board of Directors. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Class I, Class II and Class III Directors of the Fund:


                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                             FUND
                                                                                            COMPLEX
                                                                                          OVERSEEN BY
                                     POSITION(S)   LENGTH OF                                NOMINEE
                                      HELD WITH       TERM    PRINCIPAL OCCUPATION(S)     (INCLUDING       OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                 THE FUND       SERVED     DURING PAST 5 YEARS        THE FUND)         HELD BY NOMINEE
---------------------                ----------    ---------  -----------------------    -------------  --------------------------
NON-INTERESTED DIRECTOR NOMINEES

NOMINEES TO SERVE AS CLASS I DIRECTORS UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Daniel P. Cronin                     Director and     Since   Associate General Counsel,       26       None
Pfizer, Inc.                         Member of         1998   Pfizer, Inc.
235 East 42nd Street                 Audit
New York, NY 10017                   Committee
Age: 56

Jeswald W. Salacuse                  Director and     Since   Henry J. Braker                  10       Director, Municipal
Tufts University                     Member of         1998   Professor of Commercial                   Advantage Fund Inc.;
The Fletcher School of Law           Audit                    Law and formerly Dean,                    Director of two registered
 & Diplomacy                         Committee                The Fletcher School of Law                investment companies
Packard Avenue                                                & Diplomacy, Tufts                        advised by Advantage
Medford, MA 02155                                             University.                               Advisers, Inc.
Age: 64                                                                                                 ("Advantage")

NOMINEE TO SERVE AS CLASS II DIRECTOR UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

Leslie H. Gelb                       Director and     Since   President, The Council on        10       Britannica.com; Director of
The Council on Foreign Relations     Member of         2001   Foreign Relations; formerly,              two registered investment
58 East 68th Street                  Audit                    Columnist, Deputy                         companies advised by
New York, NY 10021                   Committee                Editorial Page Editor and                 Advantage.
Age: 64                                                       Editor, Op-Ed Page, The
                                                              New York Times.

NOMINEE TO SERVE AS CLASS III DIRECTOR UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Carol L. Colman                      Director and     Since   President, Colman                30       None
Colman Consulting                    Member of         2002   Consulting.
278 Hawley Road                      Audit
North Salem, NY 10560                Committee
Age: 56

     The following table provides information concerning the remaining Directors of the Fund:


                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                             FUND
                                                                                            COMPLEX
                                                                                          OVERSEEN BY
                                     POSITION(S)   LENGTH OF                               DIRECTOR
                                      HELD WITH       TERM    PRINCIPAL OCCUPATION(S)     (INCLUDING       OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                 THE FUND       SERVED     DURING PAST 5 YEARS        THE FUND)         HELD BY DIRECTOR
---------------------                ----------    ---------  -----------------------    -------------  --------------------------

NON-INTERESTED DIRECTOR

CLASS II DIRECTOR SERVING UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

Dr. Riordan Roett                   Director and     Since    Professor and Director,          10         The Latin America Equity
The Johns Hopkins University        Member of         1998    Latin American Studies                      Fund, Inc.
1710 Massachusetts Ave., NW         Audit                     Program, Paul H. Nitze
Washington, D.C. 20036              Committee                 School of Advanced
Age: 63                                                       International Studies, The
                                                              Johns Hopkins University.

INTERESTED DIRECTOR

CLASS III DIRECTOR SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Heath B. McLendon**                 Director and     Since    Managing Director, SBAM         191         None
Salomon Smith Barney Inc.           President         1998    and Salomon Smith Barney
125 Broad Street                                              Inc. ("SSB"); Chairman,
New York, NY 10004                                            President, Chief Executive
Age: 69                                                       Officer and Director, Smith
                                                              Barney Fund Management
                                                              LLC ("SBFM") and
                                                              Travelers Investment
                                                              Adviser, Inc. ("TIA");
                                                              Director, Travelers
                                                              Investment Management
                                                              Company.


----------
** Mr. McLendon is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SBAM, the Fund's investment adviser.


     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director:


                              DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS
NAME OF DIRECTOR/NOMINEE      SECURITIES IN THE FUND         OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
--------------------------   ------------------------   ---------------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman                       None                                  $10,001 - $50,000
Daniel P. Cronin                 $10,001-$50,000                            $10,001 - $50,000
Leslie H. Gelb                        None                                     $1 - $10,000
Dr. Riordan Roett                     None                                     $1 - $10,000
Jeswald W. Salacuse                $1-$10,000                               $10,001 - $50,000

INTERESTED DIRECTOR

*Heath B. McLendon                Over $100,000                               Over $100,000

----------
*     Mr. McLendon is an "interested person" as defined in the 1940 Act.

     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of May 1, 2002.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     At June 20, 2002, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's common stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of common stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 70,957,068 shares, equal to approximately 98.88% of the outstanding shares of the Fund's common stock.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. McLendon, the executive officers of the Fund are:


                                POSITION(S) HELD      LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH FUND        TIME SERVED               DURING PAST 5 YEARS
----------------------------   ------------------   -------------   ----------------------------------------
Peter J. Wilby                 President             Since 2002     Managing Director of SSB and SBAM since
 Salomon Smith Barney Inc.     Executive Vice        1998-2002      January 1996.
 388 Greenwich Street          President
 New York, NY 10013
 Age: 43

                                POSITION(S) HELD     LENGTH OF                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH FUND        TIME SERVED                   DURING PAST 5 YEARS
----------------------------   -----------------   -------------   -------------------------------------------------
James E. Craige                Executive Vice       Since 1998     Managing Director of SSB and SBAM since
 Salomon Smith Barney Inc.     President                           December 1998; Director of SSB and SBAM
 388 Greenwich Street                                              from January 1998 to December 1998 and Vice
 New York, NY 10013                                                President of SSB and SBAM from May 1992 to
 Age: 34                                                           January 1998.

Lewis E. Daidone               Executive Vice       Since 1998     Managing Director of SSB; Director and Senior
 Salomon Smith Barney Inc.     President and                       Vice President of SBFM and TIA.
 125 Broad Street,             Treasurer
 11th Floor
 New York, NY 10004
 Age: 44

Thomas K. Flanagan             Executive Vice       Since 1998     Managing Director of SSB and SBAM since
 Salomon Smith Barney Inc.     President                           December 1998; Prior to December 1998,
 388 Greenwich Street                                              Director of SSB and SBAM.
 New York, NY 10013
 Age: 49

Beth A. Semmel                 Executive Vice       Since 1998     Managing Director, SSB and SBAM since
 Salomon Smith Barney Inc.     President                           December 1998; Director of SSB and SBM
 388 Greenwich Street                                              since January 1996.
 New York, NY 10013
 Age: 41

Maureen O'Callaghan            Executive Vice       Since 1998     Managing Director since January 2001 and
 Salomon Smith Barney Inc.     President                           previously Director and Vice President of SBAM
 388 Greenwich Street                                              and SSB.
 New York, NY 10013
 Age: 38

Winslow Marston                Vice President       Since 1998     Director of SSB
 Salomon Smith Barney Inc.
 388 Greenwich Street
 New York, NY 10013
 Age: 61

Wei Diao                       Vice President       Since 1998     Director of SSB; Assistant Portfolio Manager,
 Salomon Smith Barney Inc.                                         Trader and Senior Analyst for Lipper & Co. prior
 388 Greenwich Street                                              to April 1998.
 New York, NY 10013
 Age: 31

Irving David                   Controller           Since 2002     Director of SSB.
 Salomon Smith Barney Inc.
 125 Broad Street,
 10th Floor
 New York, NY 10004
 Age: 41

Christina T. Sydor             Secretary            Since 1998     Managing Director of SSB; General Counsel
 Salomon Smith Barney Inc.                                         and Secretary of SBFM and TIA.
 300 First Stamford Place
 Stamford, CT 06902
 Age: 51

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of either the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Messrs. Cronin, Gelb and Salacuse, Dr. Roett and Ms. Colman. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended April 30, 2002. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

     The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors who are not "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, is currently composed of Messrs. Cronin, Gelb and Salacuse, Dr. Roett and Ms. Colman. Only Directors who are not "interested persons" of the Fund are members of the Nominating Committee. The Nominating Committee will consider nominees recommended by a stockholder when a vacancy becomes available. Stockholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee was established on May 3, 2002 and therefore held no meetings during the Fund's last fiscal year.


                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on June 20, 2002, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended April 30, 2002.

     During the fiscal year ended April 30, 2002, the Board of Directors met three times. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible.

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director from the Fund during the fiscal year ended April 30, 2002 and the total compensation paid to each Director during the calendar year ended December 31, 2001. Certain of the Directors listed below are members of the Fund's Audit Committee and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended April 30, 2002 by the Fund to Mr. McLendon who is an "interested person" as defined in the 1940 Act.

                                                                   TOTAL COMPENSATION
                                                                   FROM THE FUND AND
                                             AGGREGATE                OTHER FUNDS
                                            COMPENSATION            ADVISED BY SBAM
                                           FROM THE FUND         AND ITS AFFILIATES FOR
                                       FOR FISCAL YEAR ENDED      CALENDAR YEAR ENDED
NAME OF DIRECTORS                             4/30/02                   12/31/01
-----------------------------------   -----------------------   -----------------------
                                                                    DIRECTORSHIPS(A)
      Carol L. Colman .............           $    0*                  $46,625(7)
      Daniel P. Cronin ............           $7,100                   $53,200(7)
      Leslie H. Gelb ..............           $1,950**                 $51,700(10)
      Dr. Riordan Roett ...........           $7,100                   $83,600(10)
      Jeswald W. Salacuse .........           $7,100                   $83,600(10)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.
*     Ms. Colman became a Director of the Fund on May 3, 2002.
**    Mr. Gelb became a Director of the Fund on November 14, 2001.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's common stock, SBAM, and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year, except that Leslie Gelb has inadvertently failed to file on a timely basis his Initial Report on Form 3 with respect to the Fund, and Virgil Cumming, Ross Margolies and Wendy Murdock, as directors of SBAM, inadvertently failed to file on a timely basis their Initial Reports on Form 3 with respect to the Fund.


REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PwC for the fiscal year ended April 30, 2002 were $30,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended April 30, 2002.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended April 30, 2002 were $12,200. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than February 28, 2003. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers High Income Fund II Inc, 125 Broad Street, New York, New York 10004) during the period from May 10, 2003 to June 10, 2003.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended April 30, 2002, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


June 28, 2002

     [1781 -- SALOMON BROTHERS HIGH INCOME FUND II] [FILE NAME: ZSBH22.ELX]
                  [VERSION -- (2)] [06/24/02] [orig. 06/17/02]

                     DETACH HERE                                         ZSBH22


                                     PROXY
                    SALOMON BROTHERS HIGH INCOME FUND II INC
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone and Harris Goldblat, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers High Income Fund II Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 388 Greenwich Street, 26th Floor, Conference Room O, New York, New York on Thursday, August 8, 2002, at 3:30 p.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.
Please refer to the Proxy Statement for a discussion of the Proposals.

[SEE REVERSE                                                       [SEE REVERSE
    SIDE]          CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE]

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                                SALOMON BROTHERS
                            HIGH INCOME FUND II INC
                                 C/O EQUISERVE
                                 P.O. BOX 43068
                              PROVIDENCE, RI 02940

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                    SALOMON BROTHERS HIGH INCOME FUND II INC
                                 AUGUST 8, 2002

     [1781 -- SALOMON BROTHERS HIGH INCOME FUND II] [FILE NAME: ZSBH21.ELX]
                  [VERSION -- (3)] [06/24/02] [orig. 06/17/02]

                     DETACH HERE                                         ZSBH21

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Directors.
   NOMINEES: CLASS I, to serve until the year 2005 Annual Meeting of
             Stockholders:
             (01) Daniel P. Cronin, (02) Jeswald W. Salacuse;

             CLASS II, to serve until the year 2003 Annual Meeting of
             Stockholders:
             (03) Leslie H. Gelb;

             CLASS III, to serve until the year 2004 Annual Meeting of
             Stockholders:
             (04) Carol L. Colman.

                FOR                                              WITHHOLD
                ALL      [ ]                              [ ]    FROM ALL
             NOMINEES                                            NOMINEES

             [ ]
                ---------------------------------------------------------
             (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) on the line above.)

2. Any other business that may properly come before the Meeting.

3. I will be attending the Meeting.     [ ]

Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid
Envelope.

Please sign this proxy as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:                                            Date:                 2002
          -------------------------------------------      -----------------

Signature
(if jointly held)                                     Date:                 2002
          -------------------------------------------      -----------------